UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 3, 2016 (March 2, 2016)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400 Dallas, TX 75204
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (214) 303-3400

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors

On March 2, 2016, Mr. Hector M. Nevares, a director of Dean Foods Company (the “Company”), informed the Board of Directors of his decision not to stand for re-election at the Company’s 2016 Annual Meeting of Stockholders.  Mr. Nevares will retire from the Board, effective upon the expiration of his term at the Company’s 2016 Annual Meeting of Stockholders.  Mr. Nevares currently serves on the Company’s Audit Committee and Nominating/Corporate Governance Committee.  A press release announcing his planned retirement was issued on March 2, 2016 and is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

(e) Compensatory Arrangements of Certain Officers

Short-Term Incentive Compensation Plan

On March 2, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company established objectives for 2016 short-term incentive payments payable in 2017 to the executive officers and other employees of the Company under the Company’s 2016 Short-Term Incentive Compensation Plan.

Short-term incentive payments for executive officers for 2016 will be paid based on the achievement of Company financial performance objectives for 75% of the target payment and each executive officer’s individual performance objectives for the remaining 25%. The payout factor for both the financial performance component and the individual performance component of short-term incentive compensation for each executive officer ranges from zero to 200% of that officer’s target payment, depending on actual performance in 2016 against the financial performance objectives established by the Committee and the officer’s performance rating for 2016, respectively. The performance rating is determined by the achievement of the individual performance objectives established by the Committee. The maximum total payout for any executive officer under the formulas above is 200% of the executive officer’s target incentive opportunity.

The key Company financial performance objective for 2016 is targeted consolidated adjusted operating income. The individual performance objectives include the achievement of strategic goals based on each executive officer’s area of responsibility. The portion of the 2016 Short-Term Incentive Compensation Plan applicable to the Company’s executive officers is attached to this Form 8-K as Exhibit 10.1, and this description is qualified entirely by reference thereto.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

10.1	Dean Foods Company 2016 Short-Term Incentive Compensation Plan
99.1	Dean Foods Company press release dated March 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2016	DEAN FOODS COMPANY

	By:	/s/ Kristy N. Waterman
Kristy N. Waterman Vice President, Chief Counsel — Corporate and Deputy Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dean Foods Company 2016 Short-Term Incentive Compensation Plan
99.1	Dean Foods Company press release dated March 2, 2016.